Exhibit 99.1
The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Consolidated data (in millions, except per share)
Diluted net earnings (loss) per share	$—	$0.28	$0.65	$(1.23)	$0.11	$0.18	$0.64	$0.29
Notable items impact on earnings per share(a)	(0.04)	(0.01)	0.22	(1.57)	(0.09)	(0.22)	(0.11)	(0.48)
Adjusted diluted net earnings per share(a)	$0.04	$0.29	$0.43	$0.34	$0.20	$0.40	$0.75	$0.77
Diluted weighted average # of shares outstanding	350.5	352.0	352.2	351.0	384.1	387.2	387.5	387.6

Total Net Sales	$1,578	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928	$2,521
Cost of goods sold	1,449	1,562	1,744	1,812	1,691	1,910	2,432	2,055
Gross Margin	$130	$192	$241	$280	$243	$295	$496	$466
SG&A	81	71	66	83	94	79	79	90
Other operating expense	19	27	(39)	70	68	20	24	118
Operating earnings	$30	$95	$214	$127	$81	$196	$393	$258
Interest expense, net	(26)	(36)	(36)	(40)	(49)	(45)	(41)	(31)
Consolidated foreign currency gain/(loss)	9	9	59	(27)	(32)	(79)	(2)	(79)
Earnings from consolidated companies before income taxes	9	69	237	59	(7)	70	342	145
Provision for (benefit from) income taxes	10	(23)	18	490	(50)	4	91	33
Earnings (loss) from consolidated companies	$(1)	$91	$220	$(431)	$43	$66	$251	$112
Equity in net earnings (loss) of nonconsolidated companies	—	6	10	1	(3)	2	(2)	(1)
Less: Net earnings (loss) attributable to noncontrolling interests	—	—	2	1	(2)	—	2	(1)
Net earnings (loss) attributable to Mosaic	$(1)	$97	$228	$(431)	$42	$68	$247	$112
After tax Notable items included in earnings	$(11)	$(5)	$79	$(550)	$(35)	$(86)	$(41)	$(185)

Gross Margin Rate	8%	11%	12%	13%	13%	13%	17%	18%

Effective Tax Rate (including discrete tax)	112%	(33)%	7%	828%	714%	5%	26%	23%
Discrete Tax benefit (expense)	$(9)	$16	$5	$(463)	$48	$13	$(29)	$(33)

Depreciation, Depletion and Amortization	$159	$166	$169	$172	$217	$217	$215	$235
Accretion Expense	$7	$6	$6	$6	$12	$12	$13	$11
Share-Based Compensation Expense	$16	$5	$4	$3	$15	$7	$3	$2
Notable Items	$1	$12	$(93)	$95	$115	$128	$13	$176
Adjusted EBITDA(b)	$217	$300	$368	$375	$399	$480	$622	$603

Net cash provided by (used in) operating activities	$146	$243	$136	$411	$(71)	$807	$524	$150
Cash paid for interest (net of amount capitalized)	8	67	24	57	11	78	9	76
Cash paid for income taxes (net of refunds)	—	(9)	(8)	(53)	13	14	(13)	(48)
Net cash used in investing activities	$(245)	$(177)	$(221)	$(25)	$(1,220)	$(197)	$(244)	$(284)
Capital expenditures	(224)	(169)	(198)	(230)	(223)	(201)	(241)	(289)
Net cash (used in) provided by financing activities	$102	$(85)	$94	$1,090	$(213)	$(170)	$(297)	$(45)
Cash dividends paid	(96)	(53)	(53)	(9)	(10)	(10)	(10)	(10)
Effect of exchange rate changes on cash	$3	$2	$18	$(8)	$13	$(65)	$(11)	$(1)
Net change in cash and cash equivalents	$6	$(18)	$27	$1,468	$(1,491)	$375	$(28)	$(180)

Short-term debt	$124	$65	$59	$6	$72	$20	$26	$12
Long-term debt (including current portion)	3,828	3,843	3,856	5,222	5,074	4,998	4,584	4,518
Cash & cash equivalents	675	661	686	2,154	659	1,035	1,030	848
Net debt	$3,276	$3,247	$3,229	$3,074	$4,487	$3,983	$3,580	$3,682

Segment Contributions (in millions)
Phosphates	$839	$975	$779	$997	$866	$1,053	$1,041	$926
Potash	414	468	474	496	404	569	609	592
Mosaic Fertilizantes	427	467	806	520	665	713	1,400	969
Corporate and Other(c)	(102)	(155)	(74)	79	(1)	(130)	(122)	34
Total net sales	$1,578	$1,755	$1,985	$2,092	$1,934	$2,205	$2,928	$2,521

Phosphates	$37	$45	$103	$71	$78	$142	$170	$83
Potash	56	100	92	97	92	121	149	149
Mosaic Fertilizantes	5	11	38	10	13	17	123	85
Corporate and Other(c)	(67)	(61)	(17)	(51)	(102)	(84)	(49)	(59)
Consolidated operating earnings	$30	$95	$214	$127	$81	$196	$393	$258

Phosphates(d)	2,272	2,582	2,110	2,496	1,945	2,302	2,235	1,876
Potash(d)	1,973	2,191	2,219	2,217	1,690	2,364	2,428	2,301
Mosaic Fertilizantes	646	1,300	2,178	1,399	1,584	1,846	3,595	2,108
Corporate and Other	689	319	333	497	266	348	311	438
Total finished product tonnes sold ('000 tonnes)	5,580	6,392	6,840	6,609	5,485	6,860	8,569	6,723
Percent specialty(e)	19%	22%	21%	18%	22%	25%	26%	23%

The Mosaic Company - Phosphates Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$839	$975	$779	$997	$866	$1,053	$1,041	$926
Cost of Goods Sold	783	898	712	864	769	899	861	775
Gross Margin	$56	$76	$67	$133	$97	$154	$180	$151
Notable Items Included in Gross Margin	—	—	—	—	(15)	(6)	—	—
Adjusted Gross Margin(b)	$56	$76	$67	$133	$112	$160	$180	$151

SG&A	10	14	11	15	13	11	11	13
Other operating (income) expense	9	18	(47)	47	6	1	(1)	55

Operating Earnings	$37	$45	$103	$71	$78	$142	$170	$83
Plus: Depreciation, Depletion and Amortization	80	83	86	89	99	102	101	101
Plus: Accretion Expense	6	5	5	5	9	10	10	8
Plus: Foreign Exchange Gain (Loss)	(2)	(4)	(6)	1	4	1	(1)	7
Plus: Other Income (Expense)	(2)	2	1	(1)	(5)	(3)	(7)	—
Plus: Equity in net earnings (loss) of nonconsolidated companies	—	5	10	1	(4)	1	(2)	(1)
Less: Earnings (loss) from Consolidated Noncontrolling Interests	2	(2)	—	2	(1)	1	2	(1)
Plus: Notables Items	5	23	(43)	38	16	(1)	8	41
Adjusted EBITDA(b)	$122	$161	$155	$201	$198	$251	$277	$240

Capital expenditures	$103	$101	$87	$110	$100	$92	$103	$119
Gross Margin $ / tonne of finished product	$25	$29	$32	$53	$49	$67	$80	$81
Adjusted Gross Margin $ / tonne of finished product	$25	$29	$32	$53	$57	$70	$80	$81
Gross margin as a percent of sales	7%	8%	9%	13%	11%	15%	17%	16%

Freight included in finished goods (in millions)	$79	$103	$78	$107	$77	$100	$92	$86

Operating Data
Sales volumes ('000 tonnes)(d)
DAP/MAP	1,486	1,706	1,483	1,663	1,295	1,332	1,261	1,059
Specialty(f)	786	876	627	833	650	970	974	817
Total Finished Product(d)	2,272	2,582	2,110	2,496	1,945	2,302	2,235	1,876

Average finished product selling price (destination)(g)	$369	$377	$369	$399	$431	$450	$454	$479

Production Volumes ('000 tonnes)
Total tonnes produced(h)	2,303	2,461	2,339	2,322	2,045	2,081	2,115	2,117
Operating Rate(i)	79%	84%	80%	79%	84%	86%	87%	87%

Realized costs ($/tonne)
Ammonia (tonne)(j)	$285	$373	$283	$298	$344	$325	$329	$343
Sulfur (long ton)(k)	$87	$90	$88	$97	$128	$139	$137	$149
Blended rock	$59	$58	$63	$55	$55	$59	$57	$59

Cash conversion costs / finished product tonne	$68	$65	$68	$64	$64	$64	$63	$61
Cash rock costs produced / tonne	$40	$40	$40	$35	$35	$36	$40	$43

Phosphate Rock
Sales Volumes ('000 tonnes)(l)	—	—	—	—	360	241	399	400
Average rock selling price (destination)(m)	$—	$—	$—	$—	$79	$69	$68	$67
Gross margin $ / rock tonne	$—	$—	$—	$—	$4	$(3)	$3	$(3)
Freight included in rock (in millions)	$—	$—	$—	$—	$8	$4	$3	$4

The Mosaic Company - Potash Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$414	$468	$474	$496	$404	$569	$609	$592
Cost of Goods Sold	345	358	376	383	301	437	448	390
Gross Margin	$69	$110	$99	$114	$103	$132	$161	$202
Notable Items Included in Gross Margin	(3)	—	(10)	—	(5)	(4)	—	—
Adjusted Gross Margin(b)	$72	$110	$109	$114	$108	$136	$161	$202

SG&A	8	8	6	10	8	9	8	10
Other operating (income) expense	6	2	1	7	3	2	4	43

Operating Earnings	$56	$100	$92	$97	$92	$121	$149	$149
Plus: Depreciation, Depletion and Amortization	70	73	73	72	76	73	73	80
Plus: Accretion Expense	1	1	1	1	1	1	1	1
Plus: Foreign Exchange Gain (Loss)	8	30	55	(13)	(30)	(23)	22	(86)
Plus: Other Income (Expense)	—	—	—	—	—	—	—	1
Plus: Notable Items	(5)	(30)	(45)	13	35	27	(22)	125
Adjusted EBITDA(b)	$130	$174	$175	$170	$174	$199	$223	$270

Capital expenditures	$106	$61	$102	$103	$104	$80	$98	$148
Gross Margin $ / tonne of finished product	$35	$50	$44	$51	$61	$56	$66	$88
Adjusted Gross Margin $ / tonne of finished product	$37	$50	$49	$51	$64	$58	$66	$88
Gross margin as a percent of sales	17%	23%	21%	23%	25%	23%	26%	34%

Supplemental Cost Information
Canadian resource taxes	$23	$33	$(5)	$19	$26	$34	$41	$59
Royalties	$5	$6	$52	$9	$8	$9	$10	$12
Brine inflow expenses	$39	$38	$37	$36	$39	$39	$37	$39
Freight(n)	$69	$70	$69	$80	$71	$87	$84	$71

Operating Data
Sales volumes ('000 tonnes)(d)
MOP	1,817	2,017	2,062	2,026	1,525	2,125	2,187	2,143
Specialty(o)	156	174	157	191	165	239	241	158
Total Finished Product(d)	1,973	2,191	2,219	2,217	1,690	2,364	2,428	2,301

Average finished product selling price (destination)(g)	$210	$214	$214	$224	$239	$241	$251	$257

Production Volumes ('000 tonnes)
Production Volume	2,048	2,302	2,151	2,149	2,275	2,151	2,220	2,593
Operating Rate	83%	93%	87%	87%	87%	82%	85%	99%

MOP cash costs of production including brine / production tonne(p)	$86	$77	$101	$87	$86	$85	$79	$72
MOP cash costs of brine management / production tonne	$16	$14	$15	$14	$15	$16	$14	$13

Average CAD / USD	$1.323	$1.345	$1.253	$1.270	$1.264	$1.291	$1.307	$1.322

The Mosaic Company - Mosaic Fertilizantes Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales and Gross Margin (in millions, except per tonne)
Segment income statement
Net Sales	$427	$467	$806	$520	$665	$713	$1,400	$969
Cost of Goods Sold	409	442	754	487	606	660	1,248	851
Gross Margin	$18	$25	$52	$32	$59	$53	$152	$118
Notable Items Included in Gross Margin	—	—	—	—	—	—	—	—
Adjusted Gross Margin(b)	$18	$25	$52	$32	$59	$53	$152	$118

SG&A	15	17	18	22	21	26	23	24
Other operating (income) expense	(1)	(2)	(3)	1	25	10	6	9

Operating Earnings	$5	$11	$38	$10	$13	$17	$123	$85
Plus: Depreciation, Depletion and Amortization	4	4	4	4	37	37	36	49
Plus: Accretion Expense	—	—	—	—	2	1	2	2
Plus: Foreign Exchange Gain (Loss)	(1)	(18)	14	(19)	(5)	(57)	(21)	(2)
Plus: Other Income (Expense)	(3)	(1)	1	(1)	—	(1)	(1)	1
Less: Earnings from Consolidated Noncontrolling Interests	1	—	2	1	—	—	1	2
Plus: Notable Items	1	18	(14)	19	21	63	25	5
Adjusted EBITDA(b)	$5	$14	$40	$13	$68	$60	$163	$138

Capital expenditures	$8	$5	$4	$16	$18	$29	$40	$61
Gross Margin $ / tonne of finished product	$16	$19	$24	$23	$37	$29	$42	$56
Adjusted Gross Margin $ / tonne of finished product	$16	$19	$24	$23	$37	$29	$42	$56
Gross margin as a percent of sales	4%	5%	6%	6%	9%	7%	11%	12%

Operating Data
Sales volumes ('000 tonnes)
Phosphate produced in Brazil	50	82	85	85	427	636	1,214	570
Potash produced in Brazil	—	—	—	—	99	66	82	75
Purchased nutrients	1,089	1,218	2,093	1,314	1,058	1,144	2,299	1,463
Total Finished Product	1,139	1,300	2,178	1,399	1,584	1,846	3,595	2,108

Average finished product selling price (destination)(g)	$375	$359	$370	$372	$420	$386	$389	$460

Production Volumes ('000 tonnes)
Total tonnes produced(q)	—	—	—	—	987	822	920	1,019
Operating Rate	—%	—%	—%	—%	81%	67%	75%	82%

Purchases ('000 tonnes)
DAP/MAP from Mosaic	169	176	164	150	70	216	97	156
MicroEssentials® from Mosaic	314	365	178	55	182	392	394	90
Potash from Mosaic/Canpotex	408	868	451	346	389	770	841	361

Average BRL / USD	$3.144	$3.215	$3.168	$3.308	$3.246	$3.604	$3.955	$3.804

The Mosaic Company - Corporate and Other Segment
Selected Calendar Quarter Financial Information
(Unaudited)

	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Net Sales and Gross Margin (in millions)
Segment income statement
Net Sales	$(102)	$(155)	$(74)	$79	$(1)	$(130)	$(122)	$34
Cost of Goods Sold	(88)	(136)	(98)	78	15	(86)	(125)	39
Gross Margin (Loss)	$(15)	$(19)	$23	$1	$(16)	$(44)	$3	$(5)
Notable items Included in Gross Margin	(1)	3	2	(17)	(12)	(34)	11	2
Adjusted Gross Margin (Loss)(b)	$(14)	$(22)	$21	$18	$(4)	$(10)	$(8)	$(7)

SG&A	48	33	31	37	52	33	37	43
Other operating (income) expense	4	9	9	15	34	7	15	11

Operating Earnings (Loss)	$(67)	$(61)	$(17)	$(51)	$(102)	$(84)	$(49)	$(59)
Plus: Depreciation, Depletion and Amortization	5	6	5	7	5	5	5	5
Plus: Share-Based Compensation Expense	16	5	4	3	15	7	3	2
Plus: Foreign Exchange Gain (Loss)	3	1	(5)	5	(1)	—	(2)	2
Plus: Other Income (Expense)	—	—	—	—	(2)	2	(1)	(2)
Less: Earnings (Loss) from Consolidated Noncontrolling Interests	(3)	2	—	(2)	(1)	(1)	(1)	(2)
Plus: Notable Items	(2)	(4)	7	25	43	39	2	5
Adjusted EBITDA(b)	$(42)	$(55)	$(6)	$(9)	$(41)	$(30)	$(41)	$(45)

Elimination of profit in inventory income (loss) included in COGS	$(19)	$(28)	$20	$(18)	$(8)	$(21)	$(7)	$(7)
Unrealized gain (loss) on derivatives included in COGS	$(1)	$3	$2	$(17)	$(12)	$(34)	$11	$2

Operating Data

Sales volumes ('000 tonnes)	196	319	333	497	266	348	311	438
Average finished product selling price (destination)(g)	$305	$323	$373	$387	$333	$396	$377	$431

Purchases ('000 tonnes)
DAP/MAP from Mosaic	—	232	222	50	—	22	47	47
MicroEssentials® from Mosaic	—	—	—	68	—	8	—	44
Potash from Mosaic/Canpotex	242	86	147	198	240	108	125	278

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Notable Items

Q4 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$11	$(0.17)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	—
Integration costs	Corporate and Other	Other operating income (expense)	(6)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(33)	(0.09)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(3)	—	(0.01)
ARO adjustment	Phosphates	Other operating income (expense)	(30)	4	(0.06)
Asset write-off	Phosphates	Other operating income (expense)	(18)	3	(0.04)
Asset write-off	Potash	Other operating income (expense)	(39)	5	(0.09)
Total Notable Items			$(176)	$(9)	$(0.48)

Q3 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(2)	$—	$—
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	11	(2)	0.02
Integration costs	Corporate and Other	Other operating income (expense)	(3)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(4)	1	(0.01)
Realized loss on RCRA Trust Securities	Phosphates	Other non-operating income (expense)	(7)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(29)	(0.08)
Earn-out obligation	Corporate and Other	Other operating income (expense)	(8)	—	(0.02)
Total Notable Items			$(13)	$(28)	$(0.11)

Q2 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(79)	$18	$(0.16)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(34)	8	(0.07)
Integration costs	Corporate and Other	Other operating income (expense)	(5)	1	(0.01)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(6)	1	(0.01)
Refinement of inventory costing	Potash	Cost of goods sold	(4)	1	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(6)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	13	0.04
Sales tax refund	Phosphates	Other operating income (expense)	6	(1)	0.01
Total Notable Items			$(128)	$42	$(0.22)

Q1 2018
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(32)	$9	$(0.06)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(12)	3	(0.02)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(18)	5	(0.03)
Integration costs	Corporate and Other	Other operating income (expense)	(8)	2	(0.02)
Costs to capture synergies	Mosaic Fertilizantes	Other operating income (expense)	(16)	5	(0.03)
Refinement of inventory costing	Potash	Cost of goods sold	(5)	2	(0.01)
Refinement of inventory costing	Phosphates	Cost of goods sold	(15)	4	(0.03)
Realized loss on RCRA Trust securities	Phosphates	Other non-operating income (expense)	(5)	1	(0.01)
Severance	Corporate and Other	Other operating income (expense)	(4)	1	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	48	0.13
Total Notable Items			$(115)	$80	$(0.09)

Q4 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$(27)	$2	$(0.07)
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	(17)	1	(0.05)
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(12)	—	(0.04)
Discrete tax items relating to changes in US tax laws	Consolidated	(Provision for) benefit from income taxes	—	(456)	(1.30)
Other discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(7)	(0.02)
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	—
Restructuring	Phosphates	Other operating income (expense)	(20)	2	(0.05)
ARO adjustment	Phosphates	Other operating income (expense)	(11)	1	(0.03)
Asset write-off	Phosphates	Other operating income (expense)	(8)	1	(0.02)
Resolution of royalty matter	Potash	Cost of goods sold	—	2	0.01
Total Notable Items			$(97)	$(454)	$(1.57)

Q3 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain (loss)	Consolidated	Foreign currency transaction gain (loss)	$58	$—	$0.17
Unrealized gain (loss) on derivatives	Corporate and Other	Cost of goods sold	2	—	0.01
Fees related to purchase of Vale assets	Corporate and Other	Other operating income (expense)	(6)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	5	0.01
Pre-issuance hedging gain (loss)	Consolidated	Interest expense	(2)	—	(0.01)
Gain on sale of land	Phosphates	Other operating income (expense)	52	—	0.15
Change in Canadian tax regulations	Potash	Cost of goods sold	(10)	(17)	(0.08)
Asset write-off	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Total Notable Items			$91	$(12)	$0.22

Q2 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$1	$0.03
Unrealized gain (loss) on derivatives	Corporate & Other	Cost of goods sold	3	—	0.01
Fees related to purchase of Vale assets	Corporate & Other	Other operating income (expense)	(5)	—	(0.02)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	16	0.04
Pre-issuance hedging loss	Consolidated	Interest Expense	(8)	(1)	(0.02)
Water loss expense	Phosphates	Other operating income (expense)	(14)	(1)	(0.04)
Miski Mayo	Phosphates	Equity in net earnings (loss) of nonconsolidated companies	(5)	—	(0.01)
Total Notable Items			$(20)	$15	$(0.01)

Q1 2017
Description	Segment	Line Item	Amount (in millions)	Tax Effect(r) (in millions)	EPS Impact (per share)

Foreign currency transaction gain	Consolidated	Foreign currency transaction gain (loss)	$9	$(1)	$0.02
Unrealized loss on derivatives	Corporate & Other	Cost of goods sold	(1)	—	—
Fees related to purchase of Vale assets	Corporate & Other	Other operating expense	(3)	—	(0.01)
Discrete tax items	Consolidated	(Provision for) benefit from income taxes	—	(9)	(0.03)
Liquidated damages for CF ammonia agreement	Phosphates	Other operating income (expense)	(3)	—	(0.01)
Resolution of Canadian tax audit	Potash	Cost of goods sold	(3)	—	(0.01)
Total Notable Items			$(1)	$(10)	$(0.04)

Footnotes

(a)
Notable items impact on Earnings Per Share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Adjusted Diluted Net Earnings per Share is defined as diluted net earnings (loss) per share excluding the impact of notable items. See “Non-GAAP Reconciliations”.

(b)	See definitions of Adjusted EBITDA and Adjusted Gross Margin under “Non-GAAP Reconciliations”.

(c)	Includes elimination of intersegment sales.

(d)	Finished product sales volumes include intersegment sales.

(e)	Includes MicroEssentials, K-Mag, Aspire and animal feed finished specialty products as a percentage of Phosphate and Potash segment sales tonnes.

(f)	Includes MicroEssentials and animal feed finished specialty products.

(g)	Average price of all finished products sold by Potash, Phosphates, Mosaic Fertilizantes and India/China.

(h)	Includes crop nutrient dry concentrates and animal feed ingredients.

(i)	Starting in Q1 2018, Plant City was excluded from operational capacity.

(j)	Amounts are representative of our average ammonia costs in cost of goods sold.

(k)	Amounts are representative of our average sulfur costs in cost of goods sold.

(l)	Rock sales volumes include intersegment sales.

(m)	Average selling price of all rock sold.

(n)	Includes inbound freight, outbound freight and warehousing costs on K-Mag, animal feed and domestic MOP sales.

(o)	Includes K-Mag, Aspire and animal feed finished specialty products.

(p)
MOP production cash costs including brine are reflective of actual costs during the period. These costs are captured in inventory and are not necessarily reflective of costs included in costs of goods sold for the period.

(q)	Includes phosphate and potash crop nutrients and animal feed ingredients.

(r)	Tax impact is based on our expected annual effective tax rate.

The Mosaic Company
Selected Calendar Quarter Financial Information
(Unaudited)

Non-GAAP Financial Measures
In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), Mosaic has presented in this Selected Calendar Quarter Financial Information certain non-GAAP financial measures, or measures calculated based on non-GAAP financial measures, including: Adjusted Diluted Net Earnings Per Share, Consolidated Adjusted EBITDA, Segment Adjusted EBITDA, and Adjusted Gross Margin. Generally, a non-GAAP financial measure is a supplemental numerical measure of a company's performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. Each of the non-GAAP financial measures we present is determined as described below.
The non-GAAP financial measures we present should not be considered as substitutes for, or superior to, measures of financial performance prepared in accordance with GAAP. In addition, because these non-GAAP measures, as presented, are not determined in accordance with GAAP, they are thus susceptible to varying interpretations and calculations and may not be comparable to other similarly titled measures of other companies.
Adjusted Diluted Net Earnings Per Share
Adjusted diluted net earnings per share is defined as diluted net earnings per share, excluding the impact of notable items. Notable items impact on diluted net earnings per share is calculated as notable item amount plus income tax effect, based on expected annual effective tax rate, divided by diluted weighted average shares. Management believes that adjusted diluted net earnings per share provides securities analysts, investors and others, in addition to management, with useful supplemental information regarding our performance by excluding certain items that may not be indicative of or are unrelated to our core operating results. Management utilizes adjusted diluted net earnings per share in analyzing and assessing Mosaic’s overall performance, for financial and operating decision-making, and to forecast and plan for the future periods. Adjusted diluted net earnings per share also assists our management in comparing our and our competitors' operating results. Reconciliations of adjusted diluted net earnings per share to diluted net earnings per share for the periods presented are provided under “Consolidated Data” on the first page of this Selected Calendar Quarter Financial Information.
Consolidated Adjusted EBITDA
Consolidated Adjusted EBITDA is defined as consolidated Net Income (Loss) before net interest expense, depreciation, depletion and amortization, asset retirement obligation accretion, share-based compensation expense and provision for/(benefit) from income taxes. Consolidated Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. Consolidated Adjusted EBITDA is a non-GAAP financial measure that we provide to assist securities analysts, investors, lenders and others in their comparisons of operational performance, valuation and debt capacity across companies with differing capital, tax and legal structures. Consolidated Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, consolidated Net Income (Loss) as a measure of operating performance. A reconciliation of Consolidated Net Income (Loss) to Consolidated Adjusted EBITDA is provided below.

(in millions)	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018
Consolidated Net Income (Loss)	$(1)	$97	$228	$(431)	$42	$68	$247	$112
Less: Consolidated Interest Expense, Net	(26)	(36)	(36)	(40)	(49)	(45)	(41)	(31)
Plus: Consolidated Depreciation, Depletion & Amortization	159	166	169	172	217	217	215	235
Plus: Accretion Expense	7	6	6	6	12	12	13	11
Plus: Share-Based Compensation Expense	16	5	4	3	15	7	3	2
Plus: Consolidated Provision for (Benefit from) Income Taxes	10	(23)	18	490	(50)	4	91	33
Plus: Notable Items	1	12	(93)	95	115	128	13	176
Consolidated Adjusted EBITDA	$217	$300	$368	$375	$399	$480	$622	$603

Segment Adjusted EBITDA
Adjusted EBITDA presented at the segment level is defined as the related segment's operating earnings (loss) plus depreciation, depletion and amortization plus asset retirement obligation accretion plus foreign exchange gain (loss) plus other income (expense) plus equity earnings (loss) less equity earnings (loss) from noncontrolling interests. Adjusted EBITDA is also adjusted for notable items that management excludes in analyzing our performance. We provide these non-GAAP financial measures because we believe they are relevant and useful to securities analysts, investors and others because they are part of our internal management reporting and planning process, and our management uses these measures to evaluate the operational performance and valuation of our segments. Management also uses these measures as a method of comparing segment, performance with that of its competitors. Segment Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, segment Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, as measures of operating performance. Management believes Operating Earnings (Loss) and segment Operating Earnings (Loss)/sales tonne, respectively, are the most directly comparable GAAP measures because we do not allocate taxes on a segment basis. Reconciliations of Segment Adjusted EBITDA to segment Operating Earnings (Loss) and segment Operating (Loss) Earnings/sales tonne, respectively, are provided as part of each segment's Selected Calendar Quarter Financial Information.
Adjusted Gross Margin
Adjusted gross margin is defined as gross margin excluding the impact of notable items. Management believes the adjusted measures provides security analysts, investors, management & others with useful supplemental information regarding our performance by excluding certain items that may not be indicative of, or are unrelated to, our core operating results. Management utilizes adjusted gross margin in analyzing and assessing Mosaic's overall performance for financial and operating decision-making and to forecast and plan for future periods.